CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Michael Grealy, President of The New Ireland Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JUNE 18, 2008                           /S/ MICHAEL GREALY
     -----------------------                     -------------------------------
                                                 Michael Grealy, President
                                                 (principal executive officer)


I, Lelia Long, Treasurer of The New Ireland Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JUNE 18, 2008                           /S/ LELIA LONG
     -----------------------                     -------------------------------
                                                 Lelia Long, Treasurer
                                                 (principal financial officer)